Exhibit 10.3

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING.
SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.

SUBSCRIPTION AGREEMENT

and

LETTER OF INVESTMENT INTENT

PetroShare Corp.

7200 S. Alton Way, Suite B-220

Centennial, CO 80112

Gentlemen:

The undersigned (“Subscriber”) wishes to subscribe for units of PetroShare Corp. (the “Company”).  Each unit is comprised of one unsecured convertible promissory note in the principal amount of $50,000 (“Notes”) and warrants to purchase 33,333 shares of the Company’s common stock (“Units”).  The Subscriber understands that once this Subscription Agreement is completed, it should be returned to GVC Capital LLC as the Placement Agent at 5350 S. Roslyn Street, Suite 400, Greenwood Village, CO 80111, together with a check or wire transfer for the amount of the subscription.

1.                                      Subscription Commitment.  The Subscriber hereby subscribes for the purchase of ________ Units at a purchase price of $50,000.00 per Unit for an aggregate purchase price set forth below.  No subscription will be accepted for less than $50,000.00 except in the sole discretion of the Company.  The full purchase price is paid contemporaneously in the form of cashier’s check or by wire transfer to “PetroShare Corp. Escrow Account.”

$______________________

Amount of Subscription

The Subscriber understands that this subscription is not binding on the Company until accepted by the Company, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company’s execution of this Subscription Agreement where indicated.  If the subscription is rejected, the Company shall return to the Subscriber, without interest or deduction, any payment tendered by the Subscriber, and the Company and the Subscriber shall have no further obligation to each other hereunder.  Unless and until rejected by the Company, this subscription shall be irrevocable by the Subscriber.  The Subscriber acknowledges that the Company has the right to close the subscription books at any time without notice and to accept or reject any subscription, in whole or in part, in its sole discretion.

The subscriber further understands that the Units are being sold on a 20 Unit minimum, “all or none,” 120 Unit “best efforts” basis.  Accordingly, the proceeds from the sale of the first 20 Units will be deposited in escrow with the Escrow Agent for the offering and not dispersed unless and until the minimum offering amount is received and collected by the Escrow Agent.

2.                                      Representations and Warranties.  In order to induce the Company to accept this subscription, the Subscriber hereby represents and warrants to, and covenants with, the Company as follows:

(a)                                 Receipt of Document and Access To Information.  Subscriber has been provided with a copy of the Company’s Confidential Private Placement Memorandum (the “Memorandum”) dated

December 16, 2016.  Subscriber has carefully reviewed and is familiar with the terms of the Memorandum, including the “Risk Factors” contained therein.  The Subscriber has been given access to full and complete information regarding the Company, and has utilized such access to the Subscriber’s satisfaction for the purpose of obtaining such information as the Subscriber has reasonably requested; and, particularly, the Subscriber has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering and to obtain any additional information, to the extent reasonably available.

(b)                                 Reliance.  The Subscriber has relied on nothing other than the Memorandum in deciding whether to make an investment in the Company.  Except as set forth in the Memorandum, no representations or warranties have been made to the Subscriber by the Company, any selling agent of the Company, or any agent, employee, or affiliate of the Company or such selling agent.

(c)                                  Economic Loss.  The Subscriber believes that an investment in the Units is suitable for the Subscriber based upon the Subscriber’s investment objectives and financial needs.  The Subscriber  (i) has adequate means for providing for the Subscriber’s current financial needs and personal contingencies:  (ii) has no need for liquidity in this investment;  (iii) at the present time, can afford a complete loss of such investment; and  (iv) does not have overall commitments to investments which are not readily marketable and disproportionate to the Subscriber’s net worth, and the Subscriber’s investment in the Units will not cause such overall commitments to become excessive.

(d)                                 Sophistication.  The Subscriber, in reaching a decision to subscribe, has such knowledge and experience in financial and business matters that the Subscriber is capable of reading and interpreting financial statements and evaluating the merits and risk of an investment in the Units and has the net worth to undertake such risks.

(e)                                  No General Solicitation.  The Subscriber was not offered or sold the Units, directly or indirectly, by means of any form of general advertising or general solicitation, including, but not limited to, the following:  (1) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar medium or broadcast over television or radio; or (2) any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

(f)                                   Seek Advice.  The Subscriber has obtained, to the extent the Subscriber deems necessary, the Subscriber’s own professional advice with respect to the risks inherent in the investment in the securities, and the suitability of an investment in the Units in light of the Subscriber’s financial condition and investment need.

(g)                                  Investment Risks.  The Subscriber recognizes that the Units as an investment involve a high degree of risk, including those set forth under the Risk Factors contained in the Memorandum.

(h)                                 Effect and Time of Representations.  The information provided by the Subscriber contained in this Subscription Agreement is true, complete and correct in all material respects as of the date hereof.  The Subscriber understands that the Company’s determination that the exemption from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), is based, in part, upon the representations, warranties, and agreements made by the Subscriber herein.  The Subscriber consents to the disclosure of any such information, and any other information furnished to the Company, to any governmental authority or self-regulatory organization, or, to the extent required by law, to any other person.

(i)                                     Restrictions on Transfer; No Market For Units.  The Subscriber acknowledges that  (i) the purchase of the Units is a long-term investment;  (ii) the Subscriber must bear the economic risk of investment for an indefinite period of time because the Units have not been registered under the Securities Act or under the securities laws of any state and, therefore, neither the Units, the shares of common stock nor the warrants can be resold unless they are subsequently registered under said laws or exemptions from such registrations are available;  (iii) no representation has been made as to the required holding period for the Units or the common stock;  (iv) there is presently a very limited trading market for the Units and the Subscriber may be unable to liquidate the Subscriber’s investment in the event of an emergency, or pledge the Units as collateral for a loan; and  (v) the transferability of the Units is restricted and requires conformity with the restrictions contained in paragraph 3 below and (B) legends will be placed on the Notes and certificate(s) contained in the Units referring to the applicable restrictions on transferability.

(j)                                    No Backup Withholding.  The Subscriber certifies, under penalties of perjury, that the Subscriber is NOT subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code.

(k)                                 Restrictive Legend.  Stop transfer instructions will be placed with the transfer agent for the common stock into which the Notes are convertible, and a legend will be placed on every Note and certificate contained in the Units substantially to the following effect:

This security has not been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”), in reliance upon the exemptions from registration provided in the Act and Regulation D under the Act and have not been registered under any state securities laws.  As such, the purchase of this security was necessarily with the intent of investment and not with a view for distribution.  Therefore, any subsequent transfer of this security or any interest therein will be unlawful unless it is registered under the Act and any state securities laws or unless an exemption from registration is available.  Furthermore, it is unlawful to consummate a sale or transfer of this security or any interest therein, without an opinion of counsel acceptable to the Company that the proposed transfer or sale does not affect the exemptions relied upon by the Company in originally distributing the security and that registration is not required.

(l)                                     Placement Agent.  The Subscriber understands that GVC Capital LLC is acting as placement agent (the “Placement Agent”) on this transaction.  The Company will pay the Placement Agent a sales commission of 10% of the gross proceeds of this Offering.  The Placement Agent may re-allow a portion of the commission to participating selling agents.  The Company will also sell to the Placement Agent, for nominal consideration, warrants to purchase 3,333 shares of Common Stock for every Unit sold in this Offering.  The Warrants will be exercisable at a price of $1.50 per share at any time on or before December 31, 2021.

(m)                             Notice of Change.  The Subscriber agrees that it will notify the Company in writing promptly (but in all events within thirty (30) days after the applicable change) of any actual or anticipated change in any facts or circumstances, which change would make any of the representations and warranties in this Subscription Agreement untrue if made as of the date of such change (after giving effect thereto).

3.                                      Restricted Nature of the Units, Investment Intent.  The Subscriber has been advised and understands that  (a) the Units have not been registered under the Securities Act or applicable state securities laws and that the securities are being offered and sold pursuant to exemptions from such laws;  (b) the Memorandum has not been filed with or reviewed by any federal, state or local securities administrators because of the limited nature of the offering; and  (c) the Company is under no obligation to register the Units under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available.  The Subscriber represents and warrants that the Units are being purchased for the Subscriber’s own account and for investment purposes only, and without the intention of reselling or redistributing the same; the Subscriber has made no agreement with others regarding any of the Units; and the Subscriber’s financial condition is such that it is not likely that it will be necessary to dispose of any of such Units in the foreseeable future.  The Subscriber is aware that, in the view of the SEC, a purchase of such securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company, or in connection with a contemplated liquidation settlement of any loan obtained for the acquisition of such securities and for which such securities were pledged, would represent an intent inconsistent with the representations set forth above.  The Subscriber further represents and agrees that if, contrary to the foregoing intentions, the Subscriber should later desire to dispose of or transfer any of such Units in any manner, the Subscriber shall not do so unless and until  (i) said Units shall have first been registered under the Act and all applicable securities laws; or  (ii) the Subscriber shall have first delivered to the Company a written notice declaring such holder’s intention to effect such transfer and describe in sufficient detail the manner and circumstances of the proposed transfer, which notice shall be accompanied either by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, which opinion shall be addressed to the Company and reasonably satisfactory in form and substance to the Company’s counsel, to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws, or by a “no action” letter from the SEC to the effect that the transfer of the Units without registration will not result in recommendation by the staff of the Commission that action be taken with respect thereto.

4.                                      Residence.  The Subscriber represents and warrants that the Subscriber is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Units in the state set forth on the signature page hereof, and the Units are being purchased by the Subscriber in the Subscriber’s name solely for the Subscriber’s own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in this Subscription Agreement.

5.                                      Investor Qualification.  The Subscriber represents and warrants that the Subscriber is an “accredited investor” as that term is defined in Regulation D under the Securities Act because the Subscriber comes within at least one category marked below.  The Subscriber further represents and warrants that the information set forth below is true and correct.  ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS REQUIRED BY LAW.  The Subscriber agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.  (Please initial all that apply).

Category I	—

The Subscriber is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the Subscriber’s spouse, presently exceeds $1,000,000.

Explanation. In calculation of net worth the Subscriber may include cash, short term investments, stocks and securities, and equity in property and real estate (excluding the Subscriber’s principal residence). Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II	—	The Subscriber is an individual (not a partnership, corporation, etc.) who had an individual net income in excess of $200,000 in each of the last two years, or joint income with his/her spouse in excess of $300,000 in each of the last two years, and has a reasonable expectation of reaching the same income level in the current year.

Category III	—	The Subscriber is an executive officer or director of the Company.

Category IV	—

The Subscriber is a bank as defined in Section 3(a)(2) of the Securities Act; a savings and loan as defined in Section 3(a)(5)(A) of the Securities Act; an insurance company as defined in Section 2(13) of the Securities Act; a broker or dealer registered pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”); an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (this includes IRAs). (Note: If you check this category, the Company may request additional information regarding investment company and ERISA issues.)

(describe entity)

Category V	—	The Subscriber is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

(describe entity)

Category VI	—

The Subscriber is an entity with total asset in excess of $5,000,000 which was not formed for the purpose of investing in the Units and which is one of the following:

____ a corporation; or

____ a partnership; or
____ a business trust; or

____ a tax-exempt organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

(describe entity)

Category VII	—

The Subscriber is an entity all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this category alone, each equity owner must complete a separate copy of this Agreement.

(describe entity)

Category VIII	—

The Subscriber is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

6.                                      Authority.  The undersigned, if other than an individual, makes the following additional representations:

(a)                                 The Subscriber was not organized for the specific purpose of acquiring the Units;

(b)                                 The Subscriber is duly authorized, empowered and qualified to execute and deliver this Subscription Agreement, to subscribe for and purchase the Units and to perform its obligations under, and to consummate the transactions that are contemplated by the Subscription Agreement; and

(c)                                  This Subscription Agreement has been duly authorized by all necessary action on the part of the Subscriber, has been duly executed by an authorized officer or representative of the Subscriber, and is a legal, valid and binding obligation of the Subscriber enforceable in accordance with its terms.

7.                                      Use of Proceeds.  The Subscriber acknowledges that any proceeds from the sale of the Units will be used by the Company as described in the Memorandum.

8.                                      Compliance with Laws; No Conflict.  The execution and delivery of the Subscription Agreement by or on behalf of the Subscriber and the performance of the Subscriber’s obligation under and the consummation of the transactions contemplated by, the Subscription Agreement do not and will not conflict with or result in any violation of, or default under, any provision of any charter, bylaws, trust agreement, partnership agreement or other governing instrument applicable to the Subscriber, or other agreement or instrument to which the Subscriber is a party, or by which the Subscriber is, or any of its assets are, bound, or any permit, franchise, judgment, decree, statute, rule, regulation or other law applicable to the Subscriber or the business or assets of the Subscriber.

9.                                      Reliance on Representations.  The Subscriber understands the meaning and legal consequences of the representations, warranties, agreements, covenants, and confirmations set out above and agrees that the subscription made hereby may be accepted in reliance thereon.  The Subscriber acknowledges that the Company has relied and will rely upon the representations and warranties of the Subscriber in this Subscription Agreement.  The Subscriber agrees to indemnify and hold harmless the Company and any selling agent (including for this purpose their employees, and each person who controls either of them within the meaning of Section 20 of the Exchange Act) from and against any and all loss, damage, liability or expense, including reasonable costs and attorneys’ fees and disbursements, which the Company, or such other persons may incur by reason of, or in connection with, any representation or warranty made herein not having been true when made, any misrepresentation made by the Subscriber or any failure by the Subscriber to fulfill any of the covenants or agreements set forth herein, or in any other document provided by the Subscriber to the Company.

10.                               Transferability and Assignability.  Neither this Subscription Agreement nor any of the rights of the Subscriber hereunder may be transferred or assigned by the Subscriber.  The Subscriber agrees that the Subscriber may not cancel, terminate, or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder (except as otherwise specifically provided herein) and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon the Subscriber’s heirs, executors, administrators, successors, and assigns.

11.                               Agreement Among Lenders.  Subscriber acknowledges and agrees that the holders of the Notes will become parties to an Agreement Among Lenders describing certain rights and responsibilities of the Note holders with regard to the Notes.  Subscriber acknowledges receipt of a copy of the Agreement Among Lenders and affirms Subscriber’s consent and agreement to the terms thereof.  Subscriber further agrees that by executing this Subscription Agreement, Subscriber shall be deemed to have executed and acknowledged the Agreement Among Lenders subject to the terms and conditions set forth therein.

12.                               Survival.  The representation and warranties of the Subscriber set forth herein shall survive the sale of the Units pursuant to this Subscription Agreement.

13.                               Notice.  All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by first class mail, postage prepaid, as follows:  if to the Subscriber, to the address set forth below; and if to the Company to the address at the beginning of this Subscription Agreement, or to such other address as the Company or the Subscriber shall have designated to the other by like notice.

14.                               Counterparts.  This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

15.                               Governing Law.  This Subscription Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Colorado.  The parties hereby consent to the non-exclusive jurisdiction of the courts of the State of Colorado and any federal or state court located in Denver, Colorado for any action arising out of this Subscription Agreement.

16.                               Entire Agreement.  This Agreement, including the appendices hereto, constitutes the entire agreement, and supersedes all prior agreements or understandings, among the parties hereto with respect to the subject matter hereof.

In no event will the Company, the Placement Agent, or their affiliates or the professional advisors engaged by them be liable if for any reason results of operations of the Company are not as projected in the Memorandum.  Investors must look solely to, and rely on, their own advisors with respect to the financial, tax and other consequences of investing in the securities.

(Continued on following page)

17.          Title.  Manner in which title is to be held.

Place an “X” in one space below:

(a)   ☐            Individual Ownership

(b)   ☐            Community Property

(c)   ☐            Joint Tenant with Right of Survivorship (both parties must sign)

(d)   ☐            Partnership

(e)   ☐            Tenants in Common

(f)    ☐            Corporation

(g)   ☐            Trust

(h)   ☐            Other (Describe): (see following page)

Please print above the exact name(s) in which the Units are to be held.

18.          Date of Birth.  (If an individual) — The Subscriber’s date of birth is _______.

SIGNATURES

The Subscriber hereby represents that it has read the entire Subscription Agreement:

Dated:

INDIVIDUAL (includes Community Property, Joint Tenants, Tenants-in-Common)

Address to which correspondence should be directed:

Signature (Individual)

City, State and Zip Code

Signature	Tax Identification or Social Security Number
(All record holders should sign)

Name(s) Typed or Printed	Telephone Number

Email Address

COPY OF DRIVER’S LICENSE OR PASSPORT REQUIRED IF NON-GVC CUSTOMER

Customer Identification Program Notice:  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each client.  This means that we will require you to provide the following information: name, date of birth, address, identification number, and a piece of documentary identification. If you are an individual and do not have an account with GVC Capital, please include a copy of your driver’s license or passport. If you are an entity, please provide a copy of your articles of incorporation, trust document, or other identifying document. If you are unable to produce the information required, we may not be able to complete your investment transaction.

CORPORATION, PARTNERSHIP, TRUST, RETIREMENT ACCOUNT OR OTHER ENTITY

Name of Entity		Address to Which Correspondence Should Be Directed

By:
	*Signature	City, State and Zip Code

Its:
	Title	Tax Identification or Social Security Number

( )
Name Typed or Printed		Telephone Number

Email Address

*If Units are being subscribed for by an entity, the Certificate of Signatory must also be completed.

CERTIFICATE OF SIGNATORY

To be completed if Units are being subscribed for by an entity.

I, ______________________________________, am the ______________________________ of _____________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Units, and certify that the Subscription Agreement and Letter of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set may hand this ___ day of ________, 2016.

Signature

COPY OF DRIVER’S LICENSE OR PASSPORT REQUIRED IF NON-GVC CUSTOMER

Customer Identification Program Notice:  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each client.  This means that we will require you to provide the following information: name, date of birth, address, identification number, and a piece of documentary identification. If you are an individual and do not have an account with GVC Capital, please include a copy of your driver’s license or passport. If you are an entity, please provide a copy of your articles of incorporation, trust document, or other identifying document. If you are unable to produce the information required, we may not be able to complete your investment transaction.

ACCEPTANCE

This Subscription Agreement is accepted as of __________, 20__.

PETROSHARE CORP.

By:
Stephen J. Foley
Chief Executive Officer

Date:

PETROSHARE CORP.

SUBSCRIPTION INSTRUCTIONS

All persons who wish to subscribe for the securities of PetroShare Corp. (the “Company”) in accordance with the terms of the Subscription Agreement (attached) must carefully read and execute the attached documents according to the following instructions and return them to GVC Capital LLC, 5350 S. Roslyn Street, Suite 400, Greenwood Village, CO 80111.

INSTRUCTIONS

1.                                      Complete and execute the Subscription Agreement as follows:

A.            Complete the information on pages 1 and 4-6, if appropriate.

B.            Date and sign in the appropriate spaces on page 9 if subscribing as an individual (includes Community Property, Joint Tenants, Tenants-in-Common) or on page 10 if subscribing as a Corporation, Partnership, Trust, Retirement Account or other entity.

C.            Be sure to complete the information on the signature page, including address, telephone number, and Social Security or Tax Identification Number.

2.                                      Return the completed documents, including an executed Investor Questionnaire, to 5350 S. Roslyn Street, Suite 400, Greenwood Village, CO 80111 along with your check payable to “PetroShare Corp. Escrow Account”; or wire your subscription funds to the PetroShare Corp. escrow account as follows:

Receiving Bank Name:	Fortis Private Bank
ABA Routing Number:	107006428
Account Number:	031006459
Name on Account:	PetroShare Corp. Escrow Account

If you have any questions, please call Mike Donnelly, 720-488-4729.

GVC Capital LLC

Privacy Policy Concerning Clients’ Financial Information Dated January 1, 2016

This privacy disclosure statement puts in writing the privacy policies that GVC follows.   Our policy is based on the recognition that our clients have an expectation that non-public personal information will be kept confidential.  We have adopted this Privacy Policy concerning information you have provided to us and information we obtained in providing services to you.

Information about you is collected in the normal course of business for purposes of providing services to you.  This information is not collected for resale.  We provide information to unaffiliated third parties that is necessary for us to provide services to you.  The information that is collected, the source of the information and the parties to which the information is provided are explained below.

Categories of Non-public Information We Collect In the Normal Course of Business:

1.   Information you provide in establishing an account.  This is information provided by you on forms used to open and maintain an account with us and our affiliates and otherwise provided by you in using our services. Examples of such information are your name, address, employment, age, assets and investment objectives and experience.

2.   Information about your transactions.  This includes information obtained from you concerning a transaction that we have done on your behalf.  We also have information about assets held for you.  If your account was transferred to us, we may have received information from another financial institution.  Our Brokerage services are introduced by us to a clearing firm that effects transactions and maintains assets for you.  We have access to information about these transactions and assets.  We anticipate that the clearing firm will separately provide you with their privacy policies concerning client financial information that is collected or available to them.

Categories of Non-public Information That is Disclosed:

We do not disclose any non-public personal information about our clients or former clients to anyone, except as required or permitted by law.  Examples of such disclosures include:

1.   All information about your account may be disclosed to any person that you authorized pursuant to the documentation you have provided us.  For example, information about accounts held jointly shall be disclosed to all persons jointly sharing the account.

2.   Any information that is compelled to be produced by law, such as pursuant to a subpoena issued by a court.

3.   Information provided with your consent or at your direction, such as disclosure to a non-affiliated mortgage lender with whom you are applying for a mortgage loan.

4.   Information to a financial institution where your account is transferred.

5.  Information provided by us to non-affiliated third parties that assist us in providing our services to you such as data processing firms that prepare and print your account statements.

Parties to Whom We May Disclose Non-public Information

We may disclose both identification and transaction information to affiliated and non-affiliated parties as permitted by law for the following reasons:

1.              Non-financial Entities.  Such entities include persons we engage to prepare confirmations, account statements and other account records and transfer agents to permit the issuance of security certificates to you.

2.              Financial Entities.  Such entities include a clearing firm that is a securities broker-dealer that we introduce transactions or accounts in certain types of security products.

Our Policies Protecting the Confidentiality of Information About You

We restrict access to non-public personal information about you to those employees and non-affiliated third parties who need to know that information so as to enable us to provide products and services to you.

Such employees include your account executive, personnel in the trading department who effect or route your transactions, operations personnel who prepare and reconcile records of your transactions and your security and money positions, and management and compliance personnel who oversee our business.

Non-affiliated third parties include our clearing firm or others that:

1.   Prepare confirmations, account statements and other records of your account.

2.   Transmit trade information to securities regulators and other government agencies as required by applicable rules.

3.   Regulate our business in accordance with applicable law.

4.   Maintain accounts.

5.   Facilitate the clearing and settlement of transactions.

6.   Such other parties as permitted by law.

We maintain physical, electronic and procedural safeguards to guard against persons not authorized by us from having access to your non-public personal information.

Internally, we maintain all written records in secured locations that are accessible only to authorized personnel.  Account executives are provided with transaction records of accounts that they have responsibility for servicing.  Electronic records are maintained on secure computers that are password protected.  Employees undergo background checks as a condition of employment.

We appreciate being able to provide our services to you and will continue to do so while maintaining the confidentiality of the information needed to provide such services.  If you have any questions concerning this notice, please call Vicki Barone at (303) 694-0862.

GVC CAPITAL BUSINESS CONTINUITY PLANNING

GVC Capital LLC has developed a Business Continuity Plan on how we will respond to events that significantly disrupt our business.  Since the timing and impact of disasters and disruptions is unpredictable, we will have to be flexible in responding to actual events as they occur.  With that in mind, we are providing you with this information on our business continuity plan.

Contacting Us — If after a significant business disruption you cannot contact us as you usually do at 303-694-0862, please go to our web site at www.gvccap.com.

Our Business Continuity Plan — We plan to quickly recover and resume business operations after a significant business disruption and respond by safeguarding our employees and property, making a financial and operational assessment, protecting the firm’s books and records, and allowing our customers to transact business.  In short, our business continuity plan is designed to permit our firm to resume operations as quickly as possible, given the scope and severity of the significant business disruption.  Our business continuity plan addresses: data back up and recovery; all mission critical systems; financial and operational assessments; alternative communications with customers, employees, and regulators; alternate physical location of employees; critical supplier, contractor, bank and counter-party impact; regulatory reporting; and assuring our customers prompt access to their funds and securities if we are unable to continue our business.

Varying Disruptions — Significant business disruptions can vary in their scope, such as only our firm, a single building housing our firm, the business district where our firm is located, the city where we are located, or the whole region.  Within each of these areas, the severity of the disruption can also vary from minimal to severe.  In a disruption to only our firm or a building housing our firm, we will transfer our operations to a local site when needed and expect to recover and resume business within an hour.  In a disruption affecting our business district, city, or region, we will transfer our operations to a site outside of the affected area, and recover and resume business within a few hours.  In either situation, we plan to continue in business, transfer operations to our clearing firm if necessary, and notify you through our web site [www.gvccap.com] or a telephone recording from our main line, [303-694-0862] how to contact us.  If the significant business disruption is so severe that it prevents us from remaining in business, we will assure our customer’s prompt access to their funds and securities.

For more information — If you have questions about our business continuity planning, you can contact us at (303) 694-0862 or send inquiries to our main office: 5350 S. Roslyn St. Suite 400 Greenwood Village, CO  80111.

Complaints, Concerns, or Questions may be directed to:
Vicki Barone (303) 694-0862
GVC Capital LLC
5350 S. Roslyn St. Suite 400
Greenwood Village, CO 80111